ORDINARY SHARES



ORDINARY SHARES

EI

Endo International plc

INCORPORATED UNDER THE LAWS OF IRELAND

COMPANY NUMBER 534814

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ, COLLEGE STATION, TX AND TORONTO, CANADA

PAR VALUE US $0.0001

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G30401 10 6

ISIN IE00BJ3V9050

This certifies that

is the registered holder of

FULLY PAID AND NONASSESSABLE ORDINARY SHARES OF

Endo International plc, par value US $0.0001 each, transferable upon the register of the Company by the registered holder thereof in person or by duly authorized attorney upon surrender of this certificate accompanied by a proper form of transfer, properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum and Articles of Association of the Company, a copy of which is on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

TREASURER

Endo International plc CORPORATE SEAL DUBLIN, IRELAND Securities

PRESIDENT

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES INC.
(Toronto)
CO-TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF: FEBRUARY 17, 2014 ENDO INTERNATIONAL PLC WO- 8103 FACE LOT 1
SALES: HOLLY GRONER 931-490-7660	OPERATOR: DKS/MR
	Rev. 2

Colors Selected for Printing: Intaglio prints in SC-11 Orange. Logo Undertint in Grayscale is for postion only.
COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

Endo International plc

On request, the Company will furnish to the record holder of this certificate without charge, a copy of the Memorandum and Articles of Association of the Company, which include the express terms of the shares represented by this certificate and other classes and series of shares which the Company is authorized to issue. Any such request is to be addressed to the Company or to the Transfer Agent named on the face of this certificate.

THE TRANSFER OF THESE SHARES REPRESENTED BY THIS CERTIFICATE REQUIRES THE COMPLETION OF A SPECIALIZED STOCK TRANSFER FORM AND MAY BE SUBJECT TO IRISH STAMP DUTY. PLEASE CONTACT THE TRANSFER AGENT FOR ADDITIONAL INFORMATION.

For US purposes the following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ______ (Cust) Custodian ______ (Minor) under Uniform Gifts to Minors Act ______ (State)

UNIF TRF MIN ACT — ______ (Cust) Custodian (until age ______) ______ (Minor) under Uniform Transfer to Minors Act ______ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

______

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

______

______

______ Ordinary Shares,

nominal value US $0.0001 each represented by the within Certificate, and do hereby irrevocably

constitute and appoint ______

______ Attorney

to transfer the said Ordinary Shares on the books of the within named Company with full power of substitution in the premises.

Dated ______

X ______

X ______

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By ______

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America **711 ARMSTRONG LANE** **COLUMBIA, TENNESSEE 38401** **(931) 388-3003**	PROOF OF: FEBRUARY 7, 2014 ENDO INTERNATIONAL PLC **WO- 8103 BACK**
HOLLY GRONER 931-490-7660	OPERATOR: MR / DKS
	Rev. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.

Colors Selected for Printing: Prints in PMS 718 Orange and Black.